SunAmerica Equity Funds

Supplement to the Prospectus dated April 1, 1998



On August 19, 1998, SunAmerica Inc. ("SunAmerica") entered into an agreement with American International Group, Inc. ("AIG"). Under the terms of the agreement, SunAmerica Inc. will merge with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of SunAmerica Equity Funds (the "Trust"), will become a subsidiary of AIG. SAAMCo will not change its name and no organizational changes are currently planned which would affect services provided to the Trust . As a result of the merger, Trust shareholders of record as of October 30, 1998 are being asked to approve a new investment advisory and management agreement with SAAMCo, to take effect upon consummation of the merger. The new agreement will be identical to the current agreement in all respects except for its effective date and termination date and will have no effect on the fees or expenses payable by the Trust or its shareholders. The merger transaction is expected to be consummated in late 1998 or early 1999.







Dated: November 3, 1998